UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2009

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134

(Address of Principal Executive Offices) (Zip Code)

(305) 599-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, in the Current Report on Form 8-K filed by MasTec, Inc., a Florida corporation (the “Company”) on June 5, 2009 (the “Prior Form 8-K”), the Company entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, as representative of the underwriters named therein (the “Underwriters”), and each of the Company’s subsidiaries set forth on Schedule IV thereto, pursuant to which the Company (i) agreed to issue and sell to the Underwriters $100,000,000 aggregate principal amount of its 4.00% Senior Convertible Notes due 2014 (the “Firm Notes”) and (ii) granted the Underwriters an option exercisable for a period of 30 days to purchase up to $15,000,000 additional principal amount of notes to cover over-allotments, if any (the “Option Notes” and, together with the Firm Notes, the “Notes”). The Notes are guaranteed (the “Guarantees”) by the Company’s subsidiaries that guarantee its 7.625% Senior Notes due 2017 (the “Guarantors”). The Company registered the offer and sale of the Notes, the Guarantees and the shares of the Company’s common stock, par value $0.10 per share, issuable upon conversion of the Notes under the Securities Act of 1933, as amended, on a shelf registration statement on Form S-3ASR (File No. 333-158502).

On June 17, 2009, the Underwriters exercised their over-allotment option to purchase the Option Notes in full, and the Option Notes and respective Guarantees were issued on June 22, 2009 pursuant to the Indenture dated June 5, 2009 (the “Base Indenture”) and the Supplemental Indenture dated June 5, 2009 (the “Supplemental Indenture”), each among the Company, the Guarantors and U.S. Bank National Association, as trustee. The terms of the Base Indenture, Supplemental Indenture and Notes are summarized in the Prior Form 8-K which terms are incorporated by reference in this Item 2.03 of this Current Report on Form 8-K by reference thereto.

ITEM 7.01	Regulation FD Disclosure.

On June 23, 2009, the Company issued a press release regarding the closing of the over-allotment option for its convertible note public offering. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Item 7.01 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed (other than Exhibit 99.1 which is furnished and not filed) as exhibits to this Report on Form 8-K:

4.1	Form of 4.00% Senior Convertible Notes due 2014 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 5, 2009 and incorporated by reference herein).

4.2	Indenture, dated June 5, 2009, by and among the Company, certain of the Company’s subsidiaries and U.S. Bank National Association, as trustee (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated June 5, 2009 and incorporated by reference herein).

4.3	Supplemental Indenture, dated June 5, 2009, by and among the Company, certain of the Company’s subsidiaries and U.S. Bank National Association, as trustee (filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K dated June 5, 2009 and incorporated by reference herein).

99.1	Press release, dated June 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: June 23, 2009	By:	/s/ Alberto de Cardenas
Alberto de Cardenas Executive Vice President General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of 4.00% Senior Convertible Notes due 2014 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 5, 2009 and incorporated by reference herein).

4.2	Indenture, dated June 5, 2009, by and among the Company, certain of the Company’s subsidiaries and U.S. Bank National Association, as trustee (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K dated June 5, 2009 and incorporated by reference herein).

4.3	Supplemental Indenture, dated June 5, 2009, by and among the Company, certain of the Company’s subsidiaries and U.S. Bank National Association, as trustee (filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K dated June 5, 2009 and incorporated by reference herein).

99.1	Press release, dated June 23, 2009.